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                                                                 Exhibit 10.36



                  FIRST AMENDMENT TO THE STOCKHOLDERS AGREEMENT

         This First Amendment to the Stockholders Agreement (this "AMENDMENT") is made and entered into as of the 4th day of November, 2005, by and among Clayton Holdings, Inc., formerly CMH Holdings, Inc. (and including its subsidiaries, the "COMPANY"), the Clayton Founders, the TMHC Founders and the Investors. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Stockholders Agreement (as defined below) or the Contribution Agreement (as defined below), as the context requires. The Company, the Clayton Founders, the TMHC Founders and the Investors may be referred to collectively in this Amendment as the "PARTIES."

         WHEREAS, the Company, the Clayton Founders, the TMHC Founders and the Investors are each a party to that certain Stockholders Agreement, dated March 31, 2005 (the "STOCKHOLDERS AGREEMENT"); and

         WHEREAS, the Parties hereto have agreed to amend and restate certain provisions of the Stockholders Agreement, and therefore desire to amend the Stockholders Agreement pursuant to Section 7.3 thereof.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings contained herein, subject to and on the terms and conditions herein set forth, and intending to be bound hereby, the Parties agree as follows:

         1. GRP Holdings, Inc. ("GRP"), Clayton Services, Inc. ("CLAYTON SERVICES"), the Clayton Founders and certain of the Investors (the "CLAYTON INVESTORS") are parties to a certain Contribution and Asset Transfer Agreement, dated as of June 29, 2004, as amended (the "CLAYTON CONTRIBUTION AGREEMENT"). In connection with the this Agreement, the parties to the Contribution Agreement hereby agree to the following provisions relating to the Contribution Agreement, which provisions are expressly acknowledged and agreed to by all of the parties to this Agreement.

         2. Section 1.15(c) of the Clayton Contribution Agreement, as amended by the Stockholders Agreement, is hereby amended and restated in its entirety as follows:

         "Promptly upon the execution of the First Amendment to the Stockholders Agreement on November 4, 2005, an amount equal to $10.0 million, together with any interest or other income earned thereon (other than a portion of the interest that will be distributed to the Clayton Investors to pay any taxes imposed in respect of such interest), shall be paid in full satisfaction of the Second Contingent Payment, such amount to be paid from the Escrow Deposit and in accordance with the terms of Section 1.3(d) hereof. For the avoidance of doubt, the aforementioned payment shall be distributed in accordance with the terms of
Section 6.14(a) of the Stockholders Agreement."


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         3. Section 1.15(d) of the Clayton Contribution Agreement, as amended by
Section 6.14(c) of the Stockholders Agreement, is hereby amended and restated in its entirety to read as follows:

         "Upon the earlier to occur of any of the following four events, (each, a "CONTINGENT PAYMENT RELEASE EVENT"): (i) the consummation of a QPO (as such term is defined in the Company's Second Amended and Restated Certificate of Incorporation, or "CHARTER"); (ii) the consummation of a Liquidity Event (as such term is defined in the Charter); (iii) the consummation of a recapitalization of the Company in which (a) all amounts outstanding under the senior credit facility of the Company are repaid, (b) all outstanding senior subordinated notes and subordinated notes issued by the Company and/or its subsidiaries, are repurchased in full, and (c) the holders of Convertible Preferred Stock (as such term is defined in the Charter) are paid an Extraordinary Dividend (as such term is defined in the Charter) in any amount; or (iv) the later of (x) March 31, 2006 or (y) the delivery of signed audited financial statements of the Company, but in no event later than May 1, 2006, Clayton Services shall pay to Silverheels, Inc., on behalf of Silverheels, Inc., the Clayton Subsidiaries and the Founding Stockholders, an amount equal to $13.25 million in full satisfaction of the Third Contingent Payment and the Fourth Contingent Payment, by delivery of a certified or official bank check payable in immediately available funds to Silverheels, Inc. or by causing such payment of immediately available funds to be credited to an account or accounts as may be designated by Silverheels, Inc., on behalf of Silverheels, Inc., the Clayton Subsidiaries and the Founding Stockholders. For the avoidance of doubt and subject to Sections 1.3(d) and 1.17 of the Clayton Contribution Agreement, the obligation to make any such payments shall constitute an obligation solely of the Company and not of any of the Investors. Upon the occurrence of a Contingent Payment Release Event and subsequent payment to Silverheels, Inc. as described above, all obligations of the Company and its subsidiaries to Silverheels, Inc., the Clayton Subsidiaries and the Founding Stockholders with respect to the Contingent Payments shall be satisfied in full and discharged completely."

         4. Section 1.15(f) of the Clayton Contribution Agreement, as amended by the Stockholders Agreement, is hereby deleted in its entirety.

         5. The sections of the Stockholders Agreement that have not been amended hereby shall remain in full force and effect. Unless expressly provided to the contrary in this Amendment, the Parties do not waive any rights they may have under the Stockholders Agreement, all of which rights are hereby expressly reserved. The sections of the Stockholders Agreement, as amended hereby, shall remain in full force and effect. For the avoidance of doubt, to the extent that the provisions of this Amendment conflict or are inconsistent with the provisions of the Stockholders Agreement, the provisions of this Amendment shall prevail.

         6. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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         7. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

NEW HOLDINGS:
                             CLAYTON HOLDINGS, INC.


                             By: /s/ Frederick C. Herbst
                                 ----------------------------------------------
                                 Name:  Frederick C. Herbst
                                 Title: Chief Financial Officer


FOUNDERS:


                             /s/ Margaret Sue Ellis
                             --------------------------------------------------
                             Margaret Sue Ellis

                             Address For Notice:


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                             Harvey Allon

                             Address For Notice:


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                             /s/ Stephen M. Lamando
                             --------------------------------------------------
                             Stephen M. Lamando

                             Address For Notice:


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                             --------------------------------------------------
                             Peter Krell

                             Address For Notice:


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                             --------------------------------------------------
                             Brian Kramer

                             Address For Notice:


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                             BNS FAMILY IRREVOCABLE GRANTOR
                             TRUST


                             By:  /s/ Nicholas Lamando
                                  ---------------------------------------------
                                  Name:  Nicholas Lamando
                                  Title: Authorized Person


                             Address For Notice:


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                             LAMANDO CHARITABLE REMAINDER
                             UNITRUST

                             By:  /s/ Stephen M. Lamando
                                  ---------------------------------------------
                                  Name:   Stephen M. Lamando
                                  Title:  Trustee

                             Address For Notice:


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INVESTORS:


                             TA IX L.P.

                             By:  TA Associates IX LLC, its General Partner

                             By:  TA Associates, Inc., its Manager



                             By:  /s/ ROGER KAFKER
                                  ---------------------------------------------
                             Name:  Roger B. Kafker
                             Its:   Managing Director



                             TA/ATLANTIC AND PACIFIC IV L.P.

                             By:  TA Associates AP IV L.P., its General Partner

                             By:  TA Associates, Inc., its General Partner



                             By:  /s/ ROGER KAFKER
                                  ---------------------------------------------
                             Name:  Roger B. Kafker
                             Its:   Managing Director



                             TA STRATEGIC PARTNERS FUND A L.P.

                             By:  TA Associates SPF L.P., its General Partner

                             By:  TA Associates, Inc., its General Partner



                             By:  /s/ ROGER KAFKER
                                  ---------------------------------------------
                             Name:  Roger B. Kafker
                             Its:   Managing Director


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                             TA STRATEGIC PARTNERS FUND B L.P.

                             By:  TA Associates SPF L.P., its General Partner

                             By:  TA Associates, Inc., its General Partner



                             By:  /s/ ROGER KAFKER
                                  ---------------------------------------------
                             Name:  Roger B. Kafker
                             Its:   Managing Director




                             TA INVESTORS II, L.P.

                             By:  TA Associates, Inc., its General Partner



                             By:  /s/ ROGER KAFKER
                                  ---------------------------------------------
                             Name:  Roger B. Kafker
                             Its:   Managing Director



                             TA SUBORDINATED DEBT FUND, L.P.

                             By:  TA Associates SDF LLC, its General Partner

                             By:  TA Associates, Inc., its Manager



                             By:  /s/ ROGER KAFKER
                                  ---------------------------------------------
                             Name:  Roger B. Kafker
                             Its:   Managing Director


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                             MADISON CAPITAL FUNDING LLC


                             By:
                                 ----------------------------------------------
                             Name:
                             Its:  Managing Director



                             LIBMAN FAMILY HOLDINGS LLC


                             By:
                                -----------------------------------------------
                             Name:
                             Its:


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                             ACKNOWLEDGED AND AGREED:


                             GRP HOLDINGS, INC.


                             By:  /s/ Frederick C. Herbst
                                  ---------------------------------------------
                                  Name:  Frederick C. Herbst
                                  Title: Chief Financial Officer



                             CLAYTON SERVICES, INC.


                             By:  /s/ Frederick C. Herbst
                                  ---------------------------------------------
                                  Name:  Frederick C. Herbst
                                  Title: Chief Financial Officer